GOODWILL	12 Months Ended
Dec. 31, 2020
GOODWILL
GOODWILL

10.           GOODWILL

The Group has ten reporting units where they carry goodwill resulting from acquisitions. The changes in carrying amount of goodwill for the years ended December 31, 2019 and 2020 were as follows.

	As of December 31,
	2019	2020
Costs:
Beginning balance	25,096	53,024
Addition	28,340	210
Foreign currency adjustment	(412)	1,704
Ending balance	53,024	54,938
Goodwill impairment loss	(337)	(8,791)
Goodwill, net	52,687	46,147

Goodwill is tested for impairment annually or more frequently if events or changes in circumstances indicate that it might be impaired. When determining the fair value of each reporting unit, the Group used discounted cash flow model that included a number of significant unobservable inputs. Key assumptions used to determine the estimated fair value include: (a) internal cash flows forecasts including expected revenue growth, operating margins and estimated capital needs, (b) an estimated terminal value using a terminal year long-term future growth rate determined based on the growth prospects of the reporting units; and (c) a discount rate that reflects the weighted-average cost of capital adjusted for the relevant risk associated with each reporting unit’s operation and the uncertainty inherent in the Group’s internally developed forecast.

10.           GOODWILL - continued

Based on the impairment analysis, the Group considered that the goodwill and intangible assets of the reporting units of Shanghai Geleli and Beijing Xingqiba (See Note 3) were fully impaired. As such, $8,454 impairment loss of goodwill and $1,720 impairment loss of intangible assets was recorded for the year ended December 31, 2020.

The Group recorded $nil and $337 impairment of goodwill for the years ended December 31, 2018 and 2019.